UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 4, 2004


                         PACKAGING DYNAMICS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                     000-49741             32-0009217
 (State or Other Jurisdiction         (Commission           (IRS Employer
       of Incorporation)              File Number)         Identification No.)


        3900 WEST 43RD STREET, CHICAGO, ILLINOIS           60632
     (Address of Principal Executive Offices)            (Zip Code)


                                 (773) 843-4000
              (Registrant's telephone number, including area code)


                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 4, 2004, Packaging Dynamics Corporation issued a press release announcing its results of operations for the third quarter ended September 30, 2004. A copy of the press release, dated November 4, 2004, is furnished herewith as Exhibit 99.

         In addition to financial results determined in accordance with generally accepted accounting principles ("GAAP"), Packaging Dynamics utilizes non-GAAP financial measures (within the meaning of Regulation G promulgated by the Securities and Exchange Commission) in its third quarter 2004 press release. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for or superior to GAAP results. Non-GAAP financial measures are used because management believes this information provides investors useful information in evaluating the results of the continuing operations. The non-GAAP measure of EBITDA is presented to supplement the consolidated financial statements in accordance with GAAP. Specifically, management believes that EBITDA is of interest to its investors and lenders in relation to its debt covenants, as certain of its debt covenants include EBITDA as a performance measure. Packaging Dynamics defines EBITDA as income from operations plus depreciation and amortization. EBITDA should not be construed as an alternative to earnings from operations as determined in accordance with generally accepted accounting principles, as an indicator of our operating performance, as a measure of liquidity or as an alternative to cash flow from operating activities as determined in accordance with generally accepted accounting principles.

         This information is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act. By filing this report on Form 8-K and furnishing this information, Packaging Dynamics makes no admission as to the materiality of any information in this report that is required to be disclosed solely by Item 2.02.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

              (c)  Exhibits.

Exhibit No.        Description
-----------        -----------

Exhibit 99 Packaging Dynamics Corporation Press Release, dated November 4, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PACKAGING DYNAMICS CORPORATION


Dated: November 4, 2004                 By:  /s/ Patrick T. Chambliss
                                             ----------------------------------
                                             Patrick T. Chambliss
                                             Vice President and Chief Financial
                                             Officer

                                 EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

Exhibit 99 Packaging Dynamics Corporation Press Release, dated November 4, 2004.